                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): JUNE 17, 1996


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1996-2
                     -------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                      33-55855              41-1833414
- --------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                           ---------------


                                 NOT APPLICABLE
    --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

           Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota, National Association (the "Trustee"), on June 17, 1996, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)  Exhibits.

           The following is filed herewith.  The exhibit number corresponds with
           Item 601(b) of Regulation S-K.

           Exhibit No.   Description
           -----------   -----------

              99.1       Monthly Report delivered to
                         Certificateholders on June 17, 1996

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 1996


                                       MANUFACTURED HOUSING CONTRACT
                                       SENIOR/SUBORDINATE PASS-THROUGH
                                       CERTIFICATE TRUST 1996-2

                                       By  GREEN TREE FINANCIAL CORPORATION
                                           as Servicer with respect to the Trust


                                       By: /s/Phyllis A. Knight
                                           ----------------------------------
                                           PHYLLIS A. KNIGHT
                                           Vice President and Treasurer

                             INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                       PAGE
- ------                                                       ----

 99.1      Monthly Report delivered to Certificateholders      5
           on June 17, 1996.